Taxation	12 Months Ended
Dec. 31, 2013
Income Tax Disclosure [Abstract]
Taxation
Taxation
Following completion of the Redomestication, with effect from July 1, 2010, XL-Ireland is subject to income and capital gains tax in Ireland under applicable Irish law. Prior to July 1, 2010, the Company was resident for tax purposes in the Cayman Islands and in accordance with Cayman law, was not subject to any taxes in the Cayman Islands on either income or capital gains.
The Company’s Bermuda subsidiaries are not subject to any income, withholding or capital gains taxes under current Bermuda law. In the event that there is a change such that these taxes are imposed, the Bermuda subsidiaries would be exempted from any such tax until March 2035 pursuant to the Bermuda Exempted Undertakings Tax Protection Act 1966, and the Exempted Undertakings Tax Protection Amendment Act 2011.
The Company’s U.S. subsidiaries are subject to federal, state and local corporate income taxes and other taxes applicable to U.S. corporations. The provision for federal income taxes has been determined under the principles of the consolidated tax provisions of the U.S. Internal Revenues (“IRS”) Code and Regulations thereunder.
The Company has operations in subsidiary and branch form in various other jurisdictions around the world, including but not limited to the U.K., Switzerland, Ireland, Germany, France, Canada, Brazil and various other countries in Latin America and Asia that are subject to relevant taxes in those jurisdictions.
Deferred income taxes have not been accrued with respect to certain undistributed earnings of foreign subsidiaries. If the earnings were to be distributed, as dividends or otherwise, such amounts may be subject to withholding taxation in the jurisdiction of the paying entity. During 2010, the Company revised its capital strategy such that it is no longer able to positively assert that all earnings arising in the U.S. will be permanently reinvested in that jurisdiction and, accordingly, a provision for withholding taxes arising in respect of U.S. earnings has been made. No withholding taxes are accrued with respect to the earnings of the Company’s subsidiaries arising outside the U.S., as it is the intention that all such earnings will remain reinvested indefinitely.
The Company’s current corporate structure is such that distribution of earnings from subsidiaries located outside of the United States would not be subject to significant incremental taxation. It is not practicable to estimate the amount of additional withholding taxes that might be payable on such earnings due to a variety of factors, including the timing, extent and nature of any repatriation.
The following table details the years that are the subject of open examinations, by major tax jurisdiction. While the Company cannot estimate with certainty the outcome of these examinations, the Company does not believe that adjustments from open tax years will result in a significant change to the Company's results from operations.

Jurisdiction	Tax Years
U.S.	2010
Ireland	2006 - 2009
U.K.	2007 - 2010
Germany	2006 - 2009
Switzerland	2009 - 2010
The following table details open tax years that are potentially subject to examinations by local tax authorities, in the following major tax jurisdictions.

Jurisdiction	Tax Years
U.S.	2011 - 2013
Ireland	2009 - 2013
U.K.	2012 - 2013
Germany	2010 - 2013
Switzerland	2009 - 2013
France	2011 - 2013

The Company’s income (loss) before income tax was distributed for the years ended December 31, 2013, 2012 and 2011 as follows:

Income (loss) before income tax: (U.S. dollars in thousands)	2013	2012	2011
U.S.	$188,941	$52,285	$(99,309)
Non U.S.	1,025,211	712,126	(244,867)
Total	$1,214,152	$764,411	$(344,176)

The income tax provisions for the years ended December 31, 2013, 2012 and 2011 are as follows:

(U.S. dollars in thousands)	2013	2012	2011
Current expense:
U.S.	$48,776	$13,106	$9,138
Non U.S.	42,711	44,474	87,220
Total current expense	$91,487	$57,580	$96,358
Deferred expense (benefit):
U.S.	$703	$(56,646)	$(5,550)
Non U.S.	(14,685)	33,094	(31,101)
Total deferred expense (benefit)	$(13,982)	$(23,552)	$(36,651)
Total tax expense	$77,505	$34,028	$59,707

The weighted average expected tax provision has been calculated using the pre-tax accounting income (loss) in each jurisdiction multiplied by that jurisdiction’s applicable statutory tax rate. The applicable statutory tax rates of the most significant jurisdictions contributing to the overall taxation of the Company are:

Jurisdiction	Applicable Statutory Taxation Rates
Ireland (1)	12.50%
Ireland (1)	25.00%
Bermuda	—%
U.S.	35.00%
U.K.	23.25%
Switzerland (2)	7.83%
Switzerland (2)	21.20%
Germany	15.00%
France	38.00%
____________

(1)	The different applicable statutory taxation rates in Ireland relate to entities classified as trading or non-trading companies.

(2)	The different applicable statutory taxation rates in Switzerland relate to entities classified as trading or holding companies.
Reconciliation of the difference between the provision for income taxes and the expected tax provision at the weighted average tax rate for the years ended December 31, 2013, 2012 and 2011 is provided below:

(U.S. dollars in thousands)	2013	2012	2011
Expected tax provision at weighted average rate	$43,092	$53,358	$(66,493)
Permanent differences:
Non-taxable investment (income) loss	(9,847)	(16,717)	(14,246)
Non-taxable (income) loss	(40,898)	(25,711)	(3,265)
Prior year adjustments	6,067	(622)	(9,206)
Prior year adjustments on completion of IRS examinations	—	(19,192)	—
State, local and foreign taxes	12,225	18,312	42,581
Valuation allowance	5,754	(16,644)	24,990
Allocated investment income	5,949	41,727	21,483
Stock options	1,501	4,749	5,840
Non-deductible expenses	23,662	16,145	12,901
Realized capital loss carry-forward valuation allowance reduction	—	(24,473)	—
Non-deductible goodwill impairment	—	—	57,069
Non-taxable reserve release	—	3,096	(11,947)
Uncertain tax positions	30,000	—	—
Total tax expense	$77,505	$34,028	$59,707

Significant components of the Company’s deferred tax assets and liabilities at December 31, 2013 and 2012 were as follows:

(U.S. dollars in thousands)	2013	2012
Deferred tax asset:
Net unpaid loss reserve discount	$105,511	$108,285
Net unearned premiums	69,811	70,071
Compensation liabilities	62,710	56,245
Net operating losses	89,233	83,061
Investment adjustments	12,573	12,927
Pension	5,695	11,976
Bad debt reserve	7,337	14,901
Amortizable goodwill	7,976	8,958
Net unrealized depreciation on investments	9,984	38,652
Stock options	12,171	13,035
Depreciation	3,501	1,910
Net realized capital losses	140,993	98,971
Deferred intercompany capital losses	69,500	97,566
Untaxed Lloyd's result	2,533	—
Other	9,638	9,392
Deferred tax asset, gross of valuation allowance	$609,166	$625,950
Valuation allowance	261,924	297,637
Deferred tax asset, net of valuation allowance	$347,242	$328,313
Deferred tax liability:
Net unrealized appreciation on investments	$28,843	$106,520
Unremitted earnings	$6,717	$—
Deferred acquisition costs	7,057	16,135
Currency translation adjustments	7,195	11,225
Regulatory reserves	131,750	146,101
Investment adjustment	6,112	—
Untaxed Lloyd’s result	—	10,155
Other	8,014	13,837
Deferred tax liability	$195,688	$303,973
Net Deferred Tax Asset	$151,554	$24,340

The deferred tax asset and liability balances presented above represent the gross deferred tax asset and liability balances across each tax jurisdiction. The deferred tax asset balances of $237.9 million and $166.1 million at December 31, 2013 and 2012, respectively, and deferred tax liability balances of $86.3 million and $141.8 million at December 31, 2013 and 2012, respectively, as disclosed on the consolidated balance sheets include netting of certain deferred tax assets and liabilities within a tax jurisdiction to the extent such netting is consistent with the regulations of the tax authorities in those jurisdictions.
At December 31, 2013 and 2012, the valuation allowance of $261.9 million and $297.6 million, respectively, related primarily to net operating loss carry forwards and realized capital loss carry forwards as follows:

Jurisdiction (U.S. dollars in thousands)	2013	2012
Switzerland	$11,457	$9,864
Ireland	60,133	59,210
U.S.	175,372	196,555
Other	14,962	32,008
Valuation Allowance Total	$261,924	$297,637

The reduction in the valuation allowance in 2013 was primarily due to the release of certain valuation allowances held against capital loss carry-forwards in the U.S.
At December 31, 2013, the Company had realized capital loss carry forwards of approximately $299.5 million in the U.S. ($104.8 million tax effected). The five year limitation for the utilization of realized capital losses applies to this balance. Losses of $110.6 million will expire at the end of 2014 with another $188.9 million of realized capital losses expiring in future years through 2018. A valuation allowance ($104.8 million) has been established in respect of all of these realized capital losses. At December 31, 2013, the Company also had $198.7 million of U.S. capital losses arising from the sale of investments to a group company ($69.5 million tax effected), against which a valuation allowance of $69.5 million has been established. These losses cannot be utilized to offset any future U.S. realized capital gains, and will not begin to expire, until the underlying assets have been sold to unrelated parties.
At December 31, 2013, net operating loss carry forwards in the U.K. were approximately $153.4 million ($34.3 million tax effected) and have no expiration. A valuation allowance of $1.0 million has been established in respect of $5.1 million of these U.K. losses given management’s expectation that losses in specific U.K. entities will not be utilized in the future.
At December 31, 2013, net operating loss carry forwards in Switzerland were approximately $84.9 million, of which $25.6 million will expire at the end of 2014 with the balance expiring in future years through 2020. A valuation allowance of $9.1 million has been established in respect of $79.5 million of the Swiss net operating losses, which includes the $25.6 million of Swiss net operating losses that will expire in 2014.
At December 31, 2013, net operating loss carry forwards in Ireland were approximately $205.2 million, with a further $153.5 million of capital losses carried forward. Although these Irish losses may be carried forward indefinitely, a valuation allowance ($60.1 million) has been established in respect of all of these Irish losses due to the uncertainty surrounding any future loss utilization.
Management has reviewed historical taxable income and future taxable income projections for its U.K. group and has determined that in its judgment substantially all of the U.K. net operating losses ($148.2 million) will more likely than not be realized as reductions to future taxable income within a reasonable period. Management will continue to evaluate income generated in future periods by the U.K. group in determining the reasonableness of its position. If management determines that future income generated by the U.K. group is insufficient to cause the realization of the net operating losses within a reasonable period, a valuation allowance would be required for the U.K. portion of the deferred tax asset balance related to net operating losses in the amount of $33.3 million.
Management believes it is more likely than not that the tax benefit of the remaining net deferred tax assets will be realized.
Shareholders’ equity at December 31, 2013 and 2012 reflected tax benefits of $1.8 million and nil, respectively, related to the excess of tax deductions over book compensation expense for stock awards exercised/vested by the Company's U.S. subsidiaries.
The Company adopted the provisions of the final authoritative guidance on accounting for uncertainty in income taxes on January 1, 2007. At December 31, 2013, the Company had unrecognized tax benefits of $30.0 million. If recognized, the full amount of these unrecognized tax benefits would decrease the annual effective tax rate. The Company does not currently anticipate any significant change in unrealized tax benefits during 2014.
The following table presents a reconciliation of the Company’s unrecognized tax benefits:

(U.S. dollars in thousands)	2013	2012
Unrecognized tax benefits, beginning of the year	$—	$—
Increases for tax positions taken during the year	9,591	—
Increases for tax positions taken in prior years	20,409	—
Decreases for tax positions taken during the year	—	—
Decreases for tax positions taken in prior years	—	—
Settlement with taxing authorities	—	—
Lapse of statute of limitations	—	—
Unrecognized tax benefits, end of year	$30,000	$—

The Company’s policy is to recognize any interest and penalties accrued related to unrecognized tax benefits in the tax charge. At December 31, 2013 and 2012 the Company had accrued interest and penalties of $1.0 million and nil, respectively.